UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2011

PETROALGAE INC.

(Exact name of registrant as specified in charter)

Delaware	000-24836	33-0301060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 S. Harbor City Blvd., Suite 300 Melbourne, FL		32901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 321-409-7500

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer or Listing.

Effective February 23, 2011, the common stock of PetroAlgae Inc. (“PetroAlgae”) became ineligible for quotation on the OTC Bulletin Board due to quoting inactivity pursuant to Rule 15c2-11 under the Securities Exchange Act of 1934, as amended.

PetroAlgae’s common stock has been moved to OTC Link, which is operated by OTC Markets Group Inc. (formerly known as Pink OTC Markets Inc. or “Pink Sheets”). OTC Link is an electronic quotation system that displays quotes from broker dealers for many over-the-counter securities.

Quotations for PetroAlgae common stock can be obtained through the Pink Sheets website (www.pinksheets.com) under the symbol “PALG”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROALGAE INC.

Date: March 7, 2011	By:	/s/ David P. Szostak
	Name:	David P. Szostak
	Title:	Chief Financial Officer